UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2015

INNSUITES HOSPITALITY TRUST

(Exact Name of Registrant as Specified in Charter)

Ohio	001-07062	34-6647590
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

InnSuites Hotels Centre, 1625 E. Northern Avenue,
Suite 105, Phoenix, AZ	85020
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (602) 944-1500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.

On July 1, 2015, Tucson Saint Mary’s Suite Hospitality LLC, a subsidiary of InnSuites Hospitality Trust (the “Trust”), entered into a Real Estate Purchase Agreement (“Sale Agreement”) to sell its Hotel Tucson City Center InnSuites property to Lee & J Hospitality, Inc, (“Buyer”) an unrelated third party to the Trust for $9.65 million with an estimated close prior to August 31, 2015 subject to IHT Board of Trustees approval and the buyer property review to be completed no later than July 21, 2015.

The foregoing description is not intended to be complete and is qualified in its entirety by reference to the full text of the Sale Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On July 7, 2015, the Line of Credit between the Trust, and its subsidiaries, Yuma Hospitality Properties Limited Partnership (“Yuma”), and RRF Limited Partnership (“RRF”) (“collectively known as the “Borrowers”) was changed to a four year non-revolving note payable (“Loan Agreement”) with a lower variable interest rate of Wall Street Journal Prime Rate plus a margin of 1% with a floor rate of 5.5%, maturing on July 3, 2019 and monthly payments of $13,978.08. All other terms and conditions were not materially changed.

The foregoing description is not intended to be complete and is qualified in its entirety by reference to the full text of the Loan Agreement, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Real Estate Purchase Agreement, effective July 1, 2015, executed by the Tucson Saint Mary’s Suite Hospitality, LLC as Seller, and Lee & J Hospitality, Inc, as Buyer.

10.2	Change in Terms Agreement, dated June 7, 2015, executed by the InnSuites Hospitality Trust, Yuma Hospitality Properties Limited Partnership and RRF Limited Partnership, as borrower, in favor of RepublicBankAZ, N.A. as Lender.

99.1	July 8, 2015 Trust Hotel Sale and Bank Financing Extended Press Release.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

InnSuites Hospitality Trust

	By:	/s/ Adam B. Remis
Adam B. Remis
Chief Financial Officer
Date: July 8, 2015

EXHIBIT INDEX

Exhibit No.	Description

10.1	Real Estate Purchase Agreement, effective July 1, 2015, executed by the Tucson Saint Mary’s Suite Hospitality, LLC as Seller, and Lee & J Hospitality, Inc, as Buyer.

10.2	Change in Terms Agreement, dated June 7, 2015, executed by the InnSuites Hospitality Trust, Yuma Hospitality Properties Limited Partnership and RRF Limited Partnership, as borrower, in favor of RepublicBankAZ, N.A. as Lender.

99.1	July 8, 2015 Trust Hotel Sale and Bank Financing Extended Press Release.